SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche European Equity Fund
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus:
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee[1]	0.65	0.65	0.65	0.65
Distribution/service (12b-1) fees	0.21	0.95	None	None
Other expenses	0.49	0.47	0.42	0.56
Total annual fund operating expenses	1.35	2.07	1.07	1.21
Fee waiver/expense reimbursement	0.23	0.20	0.20	0.29
Total annual fund operating expenses after fee waiver/expense reimbursement	1.12	1.87	0.87	0.92
1 “Management fee” is restated to reflect the fund’s new management fee rate effective July 1, 2017.
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.12%, 1.87%, 0.87% and 0.92% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$683	$290	$89	$94
3	957	629	320	355
5	1,251	1,095	571	637
10	2,087	2,384	1,288	1,440
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$683	$190	$89	$94
3	957	629	320	355
5	1,251	1,095	571	637
10	2,087	2,384	1,288	1,440

The following information replaces the existing similar disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expense) at 1.12%, 1.87%, 0.87% and 0.92% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
July 25, 2017
PROSTKR-894

The following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Deutsche European Equity Fund
Effective July 1, 2017, Deutsche European Equity Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.65% of the fund’s average daily net assets.
The following replaces similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading of the “APPENDIX” section of the fund’s prospectus:
Deutsche European Equity Fund — Class A
	Maximum Sales Charge: 5.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.12%	-2.09%	$9,790.69	$682.61
2	10.25%	1.35%	1.48%	$10,148.05	$134.59
3	15.76%	1.35%	5.18%	$10,518.45	$139.50
4	21.55%	1.35%	9.02%	$10,902.38	$144.59
5	27.63%	1.35%	13.00%	$11,300.31	$149.87
6	34.01%	1.35%	17.13%	$11,712.78	$155.34
7	40.71%	1.35%	21.40%	$12,140.29	$161.01
8	47.75%	1.35%	25.83%	$12,583.41	$166.89
9	55.13%	1.35%	30.43%	$13,042.71	$172.98
10	62.89%	1.35%	35.19%	$13,518.77	$179.29
Total					$2,086.67
July 25, 2017
PROSTKR-894
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Deutsche European Equity Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.87%	3.13%	$10,313.00	$189.93
2	10.25%	2.07%	6.15%	$10,615.17	$216.61
3	15.76%	2.07%	9.26%	$10,926.20	$222.95
4	21.55%	2.07%	12.46%	$11,246.33	$229.49
5	27.63%	2.07%	15.76%	$11,575.85	$236.21
6	34.01%	2.07%	19.15%	$11,915.02	$243.13
7	40.71%	2.07%	22.64%	$12,264.13	$250.25
8	47.75%	2.07%	26.23%	$12,623.47	$257.59
9	55.13%	2.07%	29.93%	$12,993.34	$265.13
10	62.89%	2.07%	33.74%	$13,374.04	$272.90
Total					$2,384.19
Deutsche European Equity Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.87%	4.13%	$10,413.00	$88.80
2	10.25%	1.07%	8.22%	$10,822.23	$113.61
3	15.76%	1.07%	12.48%	$11,247.54	$118.07
4	21.55%	1.07%	16.90%	$11,689.57	$122.71
5	27.63%	1.07%	21.49%	$12,148.97	$127.54
6	34.01%	1.07%	26.26%	$12,626.43	$132.55
7	40.71%	1.07%	31.23%	$13,122.65	$137.76
8	47.75%	1.07%	36.38%	$13,638.37	$143.17
9	55.13%	1.07%	41.74%	$14,174.35	$148.80
10	62.89%	1.07%	47.31%	$14,731.41	$154.65
Total					$1,287.66
July 25, 2017
PROSTKR-894
3

Deutsche European Equity Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.92%	4.08%	$10,408.00	$93.88
2	10.25%	1.21%	8.02%	$10,802.46	$128.32
3	15.76%	1.21%	12.12%	$11,211.88	$133.19
4	21.55%	1.21%	16.37%	$11,636.81	$138.23
5	27.63%	1.21%	20.78%	$12,077.84	$143.47
6	34.01%	1.21%	25.36%	$12,535.59	$148.91
7	40.71%	1.21%	30.11%	$13,010.69	$154.56
8	47.75%	1.21%	35.04%	$13,503.80	$160.41
9	55.13%	1.21%	40.16%	$14,015.59	$166.49
10	62.89%	1.21%	45.47%	$14,546.78	$172.80
Total					$1,440.26
Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-894
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